UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a party other than the Registrant  [   ]

Check the appropriate box:
[    ]   Preliminary Proxy Statement
[    ]   Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X  ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to ss. 240.14a-12


                        SECURED DIGITAL APPLICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

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       (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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                                       2

                       SECURED DIGITAL APPLICATIONS, INC.
                           230 Park Avenue, 10th Floor
                               New York, NY 10169

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 2, 2008

To the Stockholders of Secured Digital Applications, Inc.:

     NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Secured Digital Applications, Inc., a Delaware corporation (the "Company"), will be held at 3:00 p.m. Mountain Time on September 2, 2008 at Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, CO 80237 for the following purposes:

     1. to elect one person who will serve as Class I Director of the Company until the 2009 Annual Meeting of Stockholders or until her successor has been duly elected and qualified;

     2. to elect one person who will serve as Class III Director of the Company until the 2011 Annual Meeting of Stockholders or until his successor has been duly elected and qualified; and

     3. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business July 11, 2008 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Stockholders of record of the Company's common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at the Company's principal executive offices at 230 Park Avenue, 10th Floor, New York, NY 10169.

     All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, please complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.


                               By Order of the Board of Directors

                               /s/ Valerie Hoi-Fah Looi
                               ---------------------------
                               Valerie Hoi-Fah Looi, Secretary
                               July 25, 2008


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED, POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       SECURED DIGITAL APPLICATIONS, INC.
                           230 Park Avenue, 10th Floor
                               New York, NY 10169


                                 PROXY STATEMENT
                   FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 2, 2008


INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

         Our Annual Meeting will be held on September 2, 2008 at Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, CO 80237 at 3:00 p.m. Mountain Time. All record holders of our common stock at the close of business on July 11, 2008 (the "Record Date") may attend and vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

     A proxy is written authorization for another person to vote your shares. We sent you this Proxy Statement and the enclosed Proxy because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (the "SEC"), which information is designed to assist you in voting your shares. We will begin mailing these proxy materials on or about July 25, 2008 to all record holders of the Company's common stock at the close of business on the Record Date. We will bear the entire expense of preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by us. In addition to our solicitation by mail, certain of our officers and other employees may solicit proxies, without additional remuneration for such services, in person, or by phone, fax or e-mail.
Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. If you decide to give us your proxy, you may revoke your proxy at any time before the closing of the polls at the Annual Meeting in one of three ways:


          (1) by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of your proxy;

          (2) by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or

          (3) by attending the meeting and voting in person, provided that the stockholder notifies the Secretary at the meeting of his or her intention to vote in person at any time prior to the voting of the proxy.

     No member of the Board of Directors has notified us of his or her intention to oppose any action intended to be taken at the Annual Meeting.

REQUIRED VOTE

    A majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, is required for a quorum at the Annual Meeting.

    Cumulative voting in the election of directors is not allowed. At the meeting, in accordance with the Company's charter documents and Delaware law, the stockholders by a plurality of the votes cast for each ballot shall elect one Class I and one Class III director. Accordingly, the nominees for Class I and Class III directors receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of directors and will be counted as "no" votes on each matter other than the election of directors. Broker non-votes will be disregarded. Shares of common stock held as treasury stock by the Company will not be voted.

    The Company has a single class of common stock issued and outstanding. Each holder of our common stock is entitled to one vote per share, either in person or by proxy. As of the Record Date there were 142,476,314 shares of common stock issued and outstanding, excluding 2,875,780 shares of treasury stock. All of the holders of the 142,476,314 shares of common stock are entitled to vote their shares in person or by proxy.

    As of the Record Date, the Company has also issued and outstanding 100,000 shares of Series B Voting Convertible Preferred Stock ("Series B Preferred Stock") $0.10 par value which is convertible into 20,000,000 shares of common stock upon conversion. Each share of Preferred Stock shall be entitled to such number of votes as is equal to 200 shares of common stock. Holders of Series B Preferred Stock vote together with holders of common stock.

    The Company is authorized by its charter to issue 1,000,000 shares of Series A Voting Convertible Preferred Stock ("Series A Preferred Stock") $0.10 par value. As of the Record Date, the Company has no outstanding shares of Series A Preferred Stock.

    The actions to be taken at the Annual Meeting are anticipated to be of such nature and effect that no right of appraisal or dissent will be created. The failure to vote against the above matters will not constitute a waiver of any right of appraisal or dissent.

    The bylaws of the Company provide that any stockholder who is entitled to vote at a meeting may authorize another person or persons to act for such stockholder by a written proxy. We have enclosed a proxy card that may be used by you to grant us your proxy by filling out, signing and returning the card to us in the enclosed postage-prepaid envelope. You may also grant your proxy in writing to another person. Our bylaws do not permit the granting of an irrevocable proxy unless the form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. The proxy that we are soliciting from you may be revoked at any time before the polls are closed at our Annual Meeting in any of the three ways described under the heading "Information About This Proxy Statement" above.


      BUSINESS EXPERIENCE OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their ages as of July 11, 2008 are as follows:

   Name                    Age              Position(s) with the Company

   Patrick Soon-Hock Lim   58               Chairman of the Board and Chief
                                            Executive Officer

   Valerie Hoi-Fah Looi    50               Secretary and Director

   Chee-Hong Leong         42               Director

   Kelvin Choon-Huat Ng    30               Chief Accounting Officer


     Mr. Patrick Soon-Hock Lim has served as the Chairman of the Board and Chief Executive Officer of the Company since April 1999. Mr. Lim has been the Managing Director at Secured Digital Applications (M) Sdn Bhd ("SDAM") since 1988 and has been involved in the multimedia industry for over 25 years. Mr. Lim earned his Masters of Science from Reading University, United Kingdom. SDAM was a wholly-owned subsidiary of the Company until September 18, 2006.

      Ms. Valerie Hoi-Fah Looi has served as the Secretary and director of the Company since April 1999 and, in such position, she is responsible for corporate affairs and human resources of the Company. Ms. Looi has also served as the Senior Vice President, Corporate Affairs at SDAM, a position she has held since joining SDAM in 1990. She has over 20 years of experience in corporate affairs. Ms. Looi received her Diploma in Management from the Malaysian Institute of Management. SDAM was a wholly-owned subsidiary of the Company until September 18, 2006.

     Mr. Chee-Hong Leong has served as an independent director of the Company since September 12, 2007. He is currently based in China and will be our lead advisor for business in China. Mr. Leong received his Bachelor of Arts in Accounting from Ulster University, Northern Ireland in 1989. He is a Fellow of the Association of Chartered Certified Accountants, United Kingdom. Mr. Leong served as the Company's Chief Financial Officer from December 1999 until his resignation from that position in November 2005 before being appointed as independent director in 2007. Prior to joining the Company in 1999, he held a senior position with Industrial Concrete Products from April 1994 to December 1999.

     Mr. Kelvin Choon-Huat Ng joined the Company as an Accounts Executive in January 2006 and was promoted to Finance Manager in August 2007. Effective February 2, 2008, he was appointed the Chief Accounting Officer of the Company. He is a Chartered Certified Accountant and a member of the Association of Chartered Certified Accountants, United Kingdom. In addition to his day-to-day financial and accounting tasks, Mr. Ng is responsible for daily operations and Sarbanes-Oxley Act of 2002 compliance. He brings over 9 years of financial, accounting and auditing experience in local and international firms that are involved in manufacturing, trading, media production, and real estate development and information technology.


                      COMMITTEES OF THE BOARD OF DIRECTORS

Nominating Committee

    The Company does not have a standing Nominating Committee. The Board has traditionally considered nominations as an informal committee of the whole in which all members participate. Nominations are formally considered and acted upon by the entire Board of Directors. The Board of Directors considers this process to provide an appropriate basis for the consideration and nomination of director candidates. The Company does not have a policy on considering a director candidate recommended by security holders as the Company has not formed a Nominating Committee and no policy has been set for this purpose.

Audit Committee

     The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the "Exchange Act"). Patrick Soon-Hock Lim (Chairman), and Mustaffar Bin Yacob were members of the Audit Committee at December 31, 2007. The Board of Directors has determined that at least one person on the Audit Committee, Patrick Soon-Hock Lim, qualified as a "financial expert" as defined by SEC rules implementing Section 406 of the Sarbanes-Oxley Act, but he is not considered "independent" based on the listing standards of the NASDAQ Stock Market if the securities of the Company were so listed (which they are not). Mustaffar Bin Yacob met the SEC definition of an "independent" director. On February 4, 2008, Mustaffar Bin Yacob resigned from the Board of Directors and Audit Committee. On April 8, 2008, the Board of Directors approved the appointment of Chee-Hong Leong as a member of the Audit Committee. Chee Hong Leong has served as an independent director of the Company since September 12, 2007. The Audit Committee has a written charter governing its operations. The charter's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the stockholders and others, the systems of internal control, which management and the Board of Directors have established, and the audit process. The charter further provides that the Audit Committee shall be responsible for providing an open avenue of communication between the Board of Directors, management, internal audit and the independent accountants.

Audit Committee Pre-Approval Policies and Procedures

     Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year our independent auditor provides our Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit
Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

Compensation Committee

    We currently do not have a Compensation Committee of the Board of Directors and charter at this time. The Board of Directors as a whole will determine the executive compensation. Apart from salary, the Company also provides allowances, stock options and warrants as compensation for our executive officers. The Board of Directors feels that the current compensatory program determined by the Board of Directors as a whole is adequate to retain and motivate our executive officers. Furthermore, the current program is easy to administer and is appropriately suited for our objectives. The amounts we deem appropriate to compensate our executive officer are determined upon the level of responsibility, expertise and experience of the executive and market forces. We may expand our compensation program to any additional future employees to include options and other compensatory incentives.

Director Independence

     As the Chief Executive Officer of the Company, the Chairman of the Board, Patrick Soon-Hock Lim, is not considered "independent" based on the listing standards of the NASDAQ Stock Market if the securities of the Company were so listed (which they are not). The Board of Directors of the Company has concluded that each other director is "independent" based on such listing standards, having concluded that any relationship between such director and the Company, in its opinion, does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors of the Company has also concluded that director Mustaffar Bin Yacob, who served on the Audit Committee through February 2008, was "independent" based on the more stringent independence standard of the NASDAQ Stock Market applicable to directors serving on Audit Committees until his resignation. Chee-Hong Leong, who was appointed to the Audit Committee on April 8, 2008, is "independent" based on the more stringent independence standard of the NASDAQ Stock Market applicable to directors serving on audit committees.

Number of Meetings

    The Board of Directors held one board meeting during the fiscal year ended December 31, 2007. The Audit Committee held two meetings during the fiscal year ended December 31, 2007. Each director attended at least 75% of the total number of meetings of the Board of Directors and the Committees held during the periods that he or she served. The Company does not have a formal policy regarding director attendance at the stockholder meetings. The directors who attended the 2007 Annual Meeting were Patrick Soon-Hock Lim and Valerie Hoi-Fah Looi.

 Stockholders Communication with Directors

    Stockholders may communicate directly with the members of the Board of Directors by writing to the Board as a whole or to any individual director, care of Secured Digital Applications, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169 or by using the "feedback" page on the Company's website at http://www.digitalapps.net/feedback.htm. All such mail received is forwarded directly to the Board of Directors or to any individual director to which correspondence is addressed.

Code of Ethics

    The Company has adopted a Code of Ethics (as defined in Item 406) of Regulation S-K that applies to its directors and executive officers. The Company will provide a copy of its Code of Ethics, without charge, to any investor that requests it. Requests should be addressed in writing to Ms. Valerie Looi, No.11 Jalan 51A/223, 46100 Petaling Jaya, Selangor, Malaysia. Our Code of Ethics is also available on our website at www.digitalapps.net.


                      DIRECTOR AND EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth certain information concerning the compensation earned by the Company's Board of Directors, Chief Executive Officer and any other executive officers who were serving as executive officers at the end of the last completed fiscal year and whose salary and bonus aggregated were in excess of $100,000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee directors receive no additional compensation for service on the Board of Directors of the Company. Outside directors received no cash compensation from the Company and the Company presently has no future plans to compensate outside directors. The Company grants stock options to members of the Board of Directors from time to time. During 2007, no stock options were awarded to directors or executive officers of the Company.

   The Company has no other retirement, pension, profit sharing, insurance or other similar programs.

                                          SUMMARY COMPENSATION TABLE


Name and                                                  Stock         Option      Warrant
Principal Position               Year      Salary (1)    Awards (2)    Awards (3)   Awards (4)       Total

Patrick Soon-Hock Lim            2007       $120,000      $86,500              -      $168,768       $375,268
-Chairman of the Board and       2006       $120,000      $33,000         $9,703       $35,160       $197,863
Chief Executive Officer


Valerie Hoi-Fah Looi             2007        $91,781            -              -             -        $91,781
-Secretary and Director          2006        $71,976            -         $8,125             -        $80,101

Mustaffar Bin Yacob*             2007              -            -              -             -              -
-Director                        2006              -            -              -             -              -

Chee-Hong Leong                  2007              -            -              -             -              -
-Director                        2006              -            -              -             -              -

Kelvin Choon-Huat Ng**           2007        $23,741            -              -             -        $23,741
- Chief Accounting Officer       2006        $10,238            -              -             -        $10,238

Voon-Fui Yong***                 2007        $66,552            -         $7,320             -        $73,872
-Former Chief Accounting         2006        $30,530            -        $17,970             -        $48,500
Officer


*    Mustaffar Bin Yacob resigned on February 4, 2008.
** Kelvin Choon-Huat Ng was appointed as Chief Accounting Officer on February 2, 2008.
***  Voon-Fui Yong resigned on February 2, 2008.

(1) Represents the management fee paid to LSH Asset Holdings Sdn Bhd, a company wholly-owned by Patrick Lim and his wife.

(2) Represents the total fair market value of stock awarded during the year. Amount listed does not represent the actual current fair value of the share awarded. See Stock Awards section below.

(3) Represents fair market value options granted during the year, calculated using the Black Scholes option pricing model and related assumptions as disclosed in Note 2, Share Based Compensation, of our consolidated financial statements.

(4) Represents fair market value of warrants granted during the year, calculated using the Black Scholes option pricing model. One-third of the warrants issued vest each year for three years on the anniversary of the grant date. Amounts listed do not represent the actual current fair value of the share granted.

Employment Agreements

      The Company has no employment agreements with its Chief Executive Officer. However, its wholly-owned subsidiary, Digital Image ID Sdn Bhd ("DID"), has entered into employment agreements with other executive officers of the Company.

      DID and Voon-Fui Yong entered into a letter agreement, dated August 1, 2006 with respect to Mr. Yong's employment as DID's Chief Accounting Officer. Under the letter agreement, Mr. Yong will receive a basic salary of $36,000 per year, subject to review by DID from time to time. He may also receive option grants to purchase the Company's common stock, to be awarded by the Company in the future. Either party may terminate the letter agreement by giving the other party one month's prior written notice. Mr. Yong resigned on February 2, 2008.

      DID and Kelvin Choon-Huat Ng entered into a letter agreement, dated August 1, 2006, with respect to Mr. Ng's employment as Accounts Executive of DID. Under the letter agreement, Mr. Ng will receive a basic salary of approximately $13,000 per year, subject to review by DID from time to time. He may also receive option grants to purchase the Company's common stock, to be awarded by the Company in the future. Either party may terminate the letter agreement by giving the other party one month's prior written notice. On February 2, 2008, Mr. Ng was promoted to Chief Accounting Officer and his basic annual salary was increased to $23,162.

      DID and Ms. Valerie Hoi-Fah Looi entered into a letter agreement dated August 1, 2006 with respect to Ms. Looi's employment as DID's Director of Corporate Affairs. Under the letter agreement, Ms. Looi will receive a basic salary of $50,000 per year, subject to review by DID from time to time. She may also receive option grants to purchase shares of the Company's common stock, to be awarded by the Company in the future.

Outstanding Equity Awards

      The following table sets forth information concerning the outstanding equity awards granted to the named directors and executive officers at December 31, 2007.

                                                                    Warrant Awards
                                  -----------------------------------------------------------------------------------
                                                                          Equity
                                                                       Incentive Plan
                                                                          Awards:
                                                                         Number of
                                                                        Securities
                                       Number of Securities              Underlying    Warrant
                                     Underlying Unexercisable           Unexercised,   Exercise        Warrant
                                             Warrant (#)                 Unearned       Price        Expiration
  Name and Position                 Exercisable      Unexercisable       Warrant (#)    ($/Sh)          Date
  Patrick Soon-Hock Lim              2,100,000         4,200,000         4,200,000       0.0649       10/20/2011
  - Chairman of the Board and
  Chief Executive Officer

  Valerie Hoi-Fah Looi                   -                 -                 -              -              -
  - Secretary and Director

  Mustaffar Bin Yacob                    -                 -                 -              -              -
  -Director

  Chee-Hong Leong                        -                 -                 -              -              -
  -Director

  Kelvin Choon-Huat Ng                   -                 -                 -              -              -
  -Chief Accounting Officer

  Voon-Fui Yong                          -                 -                 -              -              -
  -Former Chief Accounting
  Officer


                                                                     Options Awards
                                  -----------------------------------------------------------------------------------

                                                                          Equity
                                                                       Incentive Plan
                                                                          Awards:
                                                                         Number of
                                                                        Securities
                                       Number of Securities              Underlying    Options
                                     Underlying Unexercisable           Unexercised,   Exercise        Option
                                             Options (#)                 Unearned       Price        Expiration
  Name and Position                 Exercisable      Unexercisable       Options (#)    ($/Sh)          Date

  Patrick Soon-Hock Lim                  -                 -                 -            -              -

  Valerie Hoi-Fah Looi                360,000              -              360,000        0.20         08/02/2009
  - Secretary and Director

  Mustaffar Bin Yacob                    -                 -                 -            -              -
  -Director

  Chee-Hong Leong                        -                 -                 -            -              -
  -Director

  Kelvin Choon-Huat Ng                   -                 -                 -            -              -
  -Chief Accounting Officer

  Voon-Fui Yong                        30,000              -                 -           0.20         05/01/2008
  -Former Chief Accounting
  Officer


Stock Awards

      On October 21, 2006, the Company approved stock awards of 500,000 shares of common stock to be granted annually on December 31, of each year, to the Company's Chief Executive Officer. The stock grants are issuable subject to the condition that the Company maintains an annual minimum rate of compound growth of at least 15 percent. This Agreement will remain effective for so long as the Chief Executive Officer is able to meet his target. On April 17, 2008, 500,000 shares of common stock had been issued to the Company's Chief Executive Officer with a total value of $86,500.

2005 Stock Option Plan

      On June 9, 2005, the stockholders approved the 2005 Employee, Officer and Director Stock Plan (the "2005 Plan"). An aggregate of 10 million shares of common stock are reserved for issuance and available for awards under the 2005 Plan. Awards under the 2005 Plan may include non-qualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted units and performance awards. The 2005 Plan continues in effect for ten years unless terminated earlier. For a complete description of the 2005 Plan, see the Company's Definitive Proxy Statement filed with the SEC on June 9, 2005.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth the number of shares of the Company's common stock beneficially owned by (i) each person who, as of July 11, 2008, was known by the Company to own beneficially more than five percent (5%) of its common stock;
(ii) each of the members of the Company's Board of Directors and each of the executive officers of the Company; and (iii) the directors and executive officers of the Company as a group.

NAME AND ADDRESS                     AMOUNT AND NATURE OF SHARES       PERCENT
OF BENEFICIAL OWNER (1)              OF BENEFICIAL OWNER (2) (3)       OF CLASS

Patrick Soon-Hock Lim                       48,509,900 (4)              34.34

Valerie Hoi-Fah Looi                         5,490,000 (5)               3.84

Voon-Fui Yong                                  189,400 (6)                  *

Chee-Hong Leong                                 30,000                      *

Andrew Su-Ming Lim                          35,159,900 (7)              21.64

Mustaffar Bin Yacob                                  0 (8)                  0
                                         -------------                -------
All Current Officers and Directors as
a Group (3 persons)                         54,029,900 (4)(5)           33.10
                                         =============                =======

* Less than 1%.


(1) Except for Andrew Su-Ming Lim, the address of each person listed is c/o Secured Digital Applications, Inc., No. 11, Jalan 51A/223, 46100 Petaling Jaya, Selangor, Malaysia.

(2) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following July 11, 2008 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant.

(3) The inclusion herein of any shares of common stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole investment and voting power with respect to the shares listed.

(4) Includes (a) 8,000,000 shares directly owned by Mr. Lim's wife, (b) 7,159,900 shares owned by First Asset Holdings Limited ("FAHL"), (c) 20,000,000 shares of common stock issuable upon conversion of Series B Voting Convertible Preferred Stock owned by FAHL and (d) 420,500 shares of common stock underlying warrants to purchase common stock. Mr. Lim is the sole director of First Asset Holdings Limited ("FAHL") but does not have any voting or dispositive power of the shares held by FAHL and disclaims beneficial ownership of the shares held by FAHL.

(5) Includes 360,000 shares of common stock underlying options to purchase common stock.

(6) Voon-Fui Yong resigned as Chief Accounting Officer of the Company on February 2, 2008.

(7) Includes 7,159,900 shares owned by FAHL and 20,000,000 shares of common stock issuable upon conversion of Series B Voting Convertible Preferred Stock owned by FAHL. Mr. Andrew Lim is the sole stockholder of FAHL and has sole voting and dispositive power over the shares held by FAHL. The address of Andrew Lim is 255 Carolyn Drive, American Canyon, CA 94589.

(8)    Mustaffar Bin Yacob resigned as director on February, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the year ended December 31, 2007, the Company had related transactions with the following parties:

LSH ASSET HOLDINGS SDN BHD ("LSH"):

      LSH is a company wholly-owned by the Company's Chief Executive Officer and his wife. LSH billed the Company management fees totaling $120,000 and billed Digitalapps Sdn. Bhd. ("DASB") $27,849 for the year ended December 31, 2007 for administrative and clerical charges. LSH also made short term advances to the Company from time to time for working capital purposes. As of December 31, 2007, the amount owed to LSH by the Company was $23,668. This amount is unsecured, bears no interest, has no fixed terms of repayment, and is recorded in the financial statements as "Amount due to an affiliated company."

SYNERVEST SDN BHD ("SSB")

     Mustaffar Bin Yacob, a former director of Perwimas Telecommunications Sdn. Bhd. ("PTSB") (resigned February 4, 2008) is a director of SSB and holds a 60% equity interest in SSB. As of December 31, 2007, long-term receivables, related parties, was fully recovered from SSB. This amount primarily arose in the year ended December 31, 1998, when the Company sold to SSB assets used in the operations of a subsidiary. These assets, comprised of analog video hardware and peripherals and a patent for image display, were sold to SSB for $1,661,175. Due to the uncertainty of collection of the related receivable, a related gain on the sale of the assets was deferred and is to be recognized only after all costs have been recovered and as payments are received. During the year ended December 31, 2002, payments received by the Company exceeded all remaining costs. The Company received $110,881 of the outstanding receivable during the year ended December 31, 2007, resulting in a realization of gain on sale of assets, related party for the year. The deferred gain included in the balance sheet has been reduced accordingly. The deferred gain on sale of assets totaled $108,247 at December 31, 2006, was fully recognized as gain during the year ended December 31, 2007 as all payments have been fully recovered.

MY ARCHITECT ("MYA")

      The same Mustaffar Bin Yacob, a former director of PTSB, is a principal partner of MYA. During the year ended December 31, 2007, the Company received fees of $2,500,073 from consulting contracts that it entered into with MYA. The terms of repayment for the amount due from MYA are similar to terms accorded to the Company's other existing customers. At December 31, 2007, there was no balance owed by MYA.

ULTIMATE SERIES SDN BHD ("USSB")

      USSB is wholly-owned by Mustaffar Bin Yacob, a former director of PTSB. For the years ended December 31, 2007, the Company incurred fees of $10,502,451 for sub-contractor work that it entered into with USSB. The terms of repayment for the amount due to USSB are similar to terms accorded to the Company's other existing suppliers. At December 31, 2007, there was no balance owed to USSB.

CHIEF EXECUTIVE OFFICER

      As of December 31, 2007, the Company owed Patrick Lim, the Chief Executive Officer of the Company, $88,632 for short-term cash advances made to the Company for working capital purposes from time to time. The amount owed to the Chief Executive Officer is unsecured, bears no interest, has no fixed terms of repayment and is recorded in the financial statements as "Amount due to a director."

DIRECTORS OF MALAYSIAN SUBSIDIARY

      On September 18, 2006, DASB acquired 1,150,000 shares of PTSB from its directors, Mr. Mustaffar Bin Yacob and Dato' Wan Abdul Razak for a total consideration of RM567,500 (approx. $154,000 U.S. dollars). The balance was due in one year or less from the date of purchase unless extended by the parties and such debt bears no interest. At December 31, 2007, DASB owed Mr. Yacob and Mr. Razak RM354,500 ($106,935 at December 31, 2007) and is recorded in the financial statements as "Amount due to directors of subsidiary".

      The amounts owed to Mr. Yacob and the estate of Mr. Razak have yet to be fully settled as at December 31, 2007. Mr. Razak died intestate and the Company is waiting for instructions from his estate. Mr. Yacob originally extended the payment term by another six months to March 18, 2008. In June 2008, Mr. Yacob agreed to retain 576,667 shares of PTSB that remain unpaid.


Section 16(A) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own beneficially more than ten percent of the Company's common stock to file initial reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of the Section 16(a) reports furnished to the Company and written representations by certain reporting persons, the Company believes that all of the Company's officers and directors, and all persons owning more than ten percent of the Company's common stock have filed the subject reports, if required, on a timely basis during and with respect to the fiscal year ended December 31, 2007. Two late reports were filed on 1/11/2007 for 12/4/2006 transactions.

INDEPENDENT ACCOUNTANTS FEES AND SERVICES

    Our principal auditor during fiscal 2006 and 2007 was Rotenberg Meril Solomon Bertiger & Guttilla, P. C. Aggregate fees were billed or expected to be billed in the following categories and amounts:

                                             Years Ended December 31,
                                        ---------------------------------
                                            2007                2006
                                           ------              ------

      Audit Fees                       $     152,000         $     160,000
      Audit Related Fees                          --                    --
      Tax Fees                                 8,000                21,238
      All Other Fees                              --                    --


     Audit fees include fees billed for professional services rendered by our principal auditor for the audit of annual financial statements, reviews of quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings.

     Tax fees for 2006 include fees billed for tax compliance and preparing the tax returns for 2003, 2004, 2005 and 2006.

     All of the services described above were approved by the Company's Audit Committee prior to performance. The Audit Committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors' independence.

     Rotenberg Meril Solomon Bertiger & Guttilla, P.C. shall be re-appointed as our independent accountants for fiscal year ending December 31, 2008. They will not be present at the meeting and will not be available to answer questions.

Determination of Auditor Independence

    The Audit Committee has determined that the provision of services covered by
the  preceding   paragraphs  is  compatible  with  maintaining  the  independent accountants' independence for the Company.

Report of the Audit Committee of the Board of Directors

    The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61. The Audit Committee also has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as adopted by the Public Company Accounting oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant's independence. Based on the discussions referred above, the Audit Committee recommended that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2007. The Audit Committee has reviewed and discussed the audited financial statements with management prior to recommending to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K.



                               Respectfully submitted,

                               AUDIT COMMITTEE
                               Patrick Soon-Hock Lim, Chairman
                               Chee-Hong Leong


                        PROPOSAL 1. ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the Annual Meeting, one Class I and one Class III director will be elected to serve until the 2009 and 2011 Annual Meeting of Stockholders, respectively, and thereafter until each successor is duly elected and qualified. The Board has nominated Valerie Hoi-Fah Looi and Patrick Soon-Hock Lim who are currently serving as Class III directors, for reelection as Class I and Class III directors, respectively. Valerie Hoi-Fah Looi will resign as a Class III director and is standing for election as a Class I director, to fill the vacancy created by the February 4, 2008 resignation of Mustaffar Bin Yacob.

     In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a plurality of the votes entitled to be cast is needed to approve the election of Valerie Hoi-Fah Looi and Patrick Soon-Hock Lim to serve as directors of the Company until 2009 and 2011, respectively, at the Annual Meeting of Stockholders.


                                  OTHER MATTERS

    At the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote the shares as recommended by the Board of Directors, or if no recommendation is given, in the proxy holder's own discretion.


                            PROPOSALS OF STOCKHOLDERS


    To be eligible for inclusion in the proxy statement for our 2009 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Company's Secretary no later than the close of business on March 27, 2009. Written proposals should be sent to 230 Park Avenue, 10th Floor, New York, NY 10169, Attention: Ms. Valerie Looi, Secretary. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the proxy statement for the 2009 annual meeting.


    Under SEC rules, we must receive stockholder proposals, involving proper matters for shareholder action submitted outside the processes of Rule 14a-8 under the Exchange Act, to be considered at our 2009 annual meeting but not intended to be included in our proxy statement for our 2009 annual meeting, at our principal executive offices no later June 10, 2009; provided, however, that in the event that the date of our 2009 annual meeting is changed by more than 30 days from the date of our 2008 Annual Meeting, we must receive written stockholder proposals no later than ten days prior to the mailing of the proxy statement for our 2009 annual meeting. All stockholder proposals received after the time periods set forth above will be considered untimely. Such stockholder proposals must be in writing and must comply with the other provisions of Rule 14a-8 under the Exchange Act. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.

    The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the proxy holders will vote at the recommendation of the Board of Directors, or in the absence of such recommendation, according to their best judgment.


                  DELIVERY OF ANNUAL REPORT AND PROXY STATEMENT

A copy of the Company's most recent Form 10-K Annual Report as filed with the SEC was mailed to stockholders on or about July 25, 2008 along with this Proxy Statement. The Company will at its own expense provide copies of its Annual Report on Form 10-K to stockholders of the Company upon request. For a copy of the Annual Report, please write to Secured Digital Applications, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169.

Only one annual report and proxy statement are being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will, however, promptly upon written or oral request deliver separate copies of the annual report or proxy statement to a stockholder at a shared address. The request may be made in writing to Secured Digital Applications, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169, by calling (212) 551-1547 or by using the "feedback" feature of the Company's web page at http://www.digitalapps.net/feedback.htm. Stockholders may also notify the Company at this address or phone number if they wish to receive separate copies of an annual report or proxy statement in the future at the same address or, if they are presently receiving multiple copies, to receive a single copy.



By Order of the Board of Directors

/s/ Valerie Hoi-Fah Looi
------------------------
Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
July 25, 2008

                                      PROXY
                                     FOR THE
                       SECURED DIGITAL APPLICATIONS, INC.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 2, 2008

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick Soon-Hock Lim (the Proxy Holder), with full power of substitution, proxy to vote all of the shares of common stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Secured Digital Applications, Inc. (the "Annual Meeting"), to be held at Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, CO 80237 at 3:00 p.m. Mountain Time, and at any adjournment or postponement thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated July 25, 2008 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof. To provide specifications as to how this proxy should be voted, mark the space to the left of the available choices. Sign and date the Proxy Card where indicated below and return the proxy card promptly.

1. To elect one Class I Director. To withhold authority to vote in favor of the nominee, strike through the nominee's name.

             [____ ]  Valerie Hoi-Fah Looi

2. To elect one Class III Director. To withhold authority to vote in favor of the nominee, strike through the nominee's name.

             [ ____ ]  Patrick Soon-Hock Lim


This proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION ALL NOMINEES FOR DIRECTOR AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby revokes any previous proxy or proxies relating to the shares covered hereby.

Please date and sign exactly as your name appears on your shares. When shares are held by joint tenants, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Dated:                                      Signature
       ----------------

                                            ---------------------------------
                                            Print Name:

                                            Signature (if held jointly)


                                            ---------------------------------
                                            Print Name: